                 AmeriCredit Automobile Receivables Trust 1999-A
                      Class A-1 4.980 % Asset Backed Notes
                      Class A-2 5.383 % Asset Backed Notes
                      Class A-3 5.740 % Asset Backed Notes
                      Class A-4 5.880 % Asset Backed Notes
                       Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of February 12, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:               05/01/99
Monthly Period Ending:                  05/31/99

I.      MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

        A.   Beginning of period Aggregate Principal Balance                                       $672,573,477
                                                                                                 --------------
        B.   Purchase of Subsequent Receivables                                                               0
                                                                                                 --------------
        C.   Monthly Principal Amounts

             (1)    Collections on Receivables outstanding
                          at end of period                                             15,882,920
                                                                                  ---------------
             (2)    Collections on Receivables paid off
                          during period                                                 3,858,814
                                                                                  ---------------
             (3)    Receivables becoming Liquidated Receivables
                          during period                                                 1,437,989
                                                                                  ---------------
             (4)    Receivables becoming Purchased Receivables
                          during period
                                                                                  ---------------
             (5)    Cram Down Losses occurring during period
                                                                                  ---------------
             (6)    Other Receivables adjustments                                          13,262
                                                                                  ---------------
             (7)    Less amounts allocable to Interest                                (10,189,902)
                                                                                  ---------------
             Total Monthly Principal Amounts                                                         11,003,083
                                                                                                 --------------
        D.   End of period Aggregate Principal Balance                                             $661,570,394
                                                                                                 ==============
        E.   Pool Factor                                                                             94.510061%
                                                                                                 ==============

II.     MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                           Class A-1      Class A-2       Class A-3     Class A-4       TOTAL
                                                           ---------      ---------       ---------     ---------        ----
        A.   Beginning of period Note Balance              $98,518,073   $235,000,000   $130,000,000   $195,000,000   $658,518,073
                                                         -------------------------------------------------------------------------
        B.   Noteholders' Principal Distributable Amount    11,003,083              0              0              0     11,003,083
        C.   Noteholders' Accelerated Principal Amount       4,845,088              0              0              0      4,845,088
        D.   Accelerated Payment Amount Shortfall               70,995              0              0              0         70,995
        E.   Note Prepayment Amount                                  0              0              0              0              0
        F.   Deficiency Claim Amount                                 0              0              0              0              0
                                                         -------------------------------------------------------------------------
        G.   End of period Note Balance                    $82,598,907   $235,000,000   $130,000,000   $195,000,000   $642,598,907
                                                         =========================================================================
        H.   Note Pool Factors                              58.999219%    100.000000%    100.000000%    100.000000%     91.799844%
                                                         =========================================================================

                                                                        1

III.    RECONCILIATION OF PRE-FUNDING ACCOUNT:

        A.   Beginning of period Pre-Funding Account balance                                                                 $0
                                                                                                                  -------------
        B.   Purchase of Subsequent Receivables                                                                  0
                                                                                                     -------------
        C.   Investment Earnings                                                                                 0
                                                                                                     -------------
        D.   Investment Earnings Transfer to Collections Account                                                 0
                                                                                                     -------------
        E.   Payment of Mandatory Prepayment Amount                                                              0
                                                                                                     -------------
                                                                                                                              0
                                                                                                                  -------------
        F.   End of period Pre-Funding Account balance                                                                       $0
                                                                                                                  =============
IV.     CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

        A.   Total Monthly Principal Amounts                                                                        $11,003,083
                                                                                                                  -------------
        B.   Required Pro-forma Security Balance                                                       595,413,355
                                                                                                     -------------
        C.   Pro-forma Security Balance (Assuming 100% Paydown                                         647,514,990
                of Total Monthly Principal Amounts)                                                  -------------
        D.   Step-down Amount  (B. - C.)                                                                                      0
                                                                                                                  -------------
        E.   Principal Distributable Amount  (A.- D.)                                                               $11,003,083
                                                                                                                  =============
V.      RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

        A.   Beginning of period Capitalized Interest  Account balance                                                       $0
                                                                                                                  -------------
        B.   Monthly Capitalized Interest Amount                                                                 0
                                                                                                     -------------
        C.   Investment Earnings                                                                                46
                                                                                                     -------------
        D.   Investment Earnings Transfer to Collections Account                                              (46)
                                                                                                     -------------
        E.   Payment of Overfunded Capitalized Interest Amount                                                   0
                                                                                                     -------------
        F.   Payment of Remaining Capitalized Interest Account                                                   0
                                                                                                     -------------
                                                                                                                              0
                                                                                                                  -------------
        G.   End of period Capitalized Interest Account balance                                                              $0
                                                                                                                  =============
VI.     RECONCILIATION OF COLLECTION ACCOUNT:

        A.   Available Funds:
              (1)     Collections on Receivables during period
                            (net of Liquidation Proceeds)                                              $19,741,734
                                                                                                     -------------
              (2)      Liquidation Proceeds collected
                            during period                                                                  744,847
                                                                                                     -------------
              (3)      Purchase Amounts deposited in Collection
                             Account
                                                                                                     -------------
              (4)  (a)       Investment Earnings - Collection Account                                       48,932
                                                                                                     -------------
                   (b)       Investment Earnings - Transfer From Prefunding
                               Account                                                                           0
                                                                                                     -------------
                   (c)       Investment Earnings - Transfer From Capitalized
                               Interest Account                                                                 46
                                                                                                     -------------
              (5)      Collection of Supplemental Servicing Fees
                   (a)       Extension Fees                                                                 12,256
                                                                                                     -------------
                   (b)       Repo and Recovery Fees Advanced                                                40,413
                                                                                                     -------------
                   (c)       Other Fees                                                                     55,108
                                                                                                     -------------
              (6)      Monthly Capitalized Interest Amount                                                       0
                                                                                                     -------------
              (7)      Mandatory Prepayment Amount
                                                                                                     -------------
             Total Available Funds                                                                                   20,643,336
                                                                                                                  -------------
        B.   Distributions:

              (1)     Base Servicing Fee and Supplemental Servicing Fees
                   (a)     Base Servicing Fee                                                            1,261,075
                                                                                                     -------------
                   (b)     Repo and Recovery Fees                                                           40,413
                                                                                                     -------------
                   (c)     Bank Service Charges                                                             14,689
                                                                                                     -------------
                   (d)     Other Fees                                                                       55,108
                                                                                                     -------------
              (2)     Agent fees                                                                               417
                                                                                                     -------------
              (3)     Refunds of Overpayments paid by AFS                                                   22,724
                                                                                                     -------------
              (4)     Noteholders' Interest Distributable Amount
                         (a)     Class A - 1                                                               449,735
                                                                                                     -------------
                         (b)     Class A - 2                                                             1,159,588
                                                                                                     -------------
                         (c)     Class A - 3                                                               621,833
                                                                                                     -------------
                         (d)     Class A - 4                                                               955,500
                                                                                                     -------------
              (5)     Noteholders' Principal Distributable Amount
                         (a)     Class A - 1                                                            11,003,083
                                                                                                     -------------
                         (b)     Class A - 2                                                                     0
                                                                                                     -------------
                         (c)     Class A - 3                                                                     0
                                                                                                     -------------
                         (d)     Class A - 4                                                                     0
                                                                                                     -------------
              (6)     Security Insurer Premiums                                                            214,083
                                                                                                     -------------
              Total distributions                                                                                    15,798,248
                                                                                                                  -------------
        C.   Excess Available Funds  (or Deficiency Claim Amount )                                                    4,845,088
                                                                                                                  -------------
        D.   Noteholders' Accelerated Principal Amount                                                               (4,845,088)
                                                                                                                  -------------
        E.   Deposit to Spread Account                                                                                       $0
                                                                                                                  =============

                                                                             2


VlI.    CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

        A.   Excess Available Funds  (VI.C.)                                                            $4,845,088
                                                                                                     -------------
        B.   Pro Forma Security Balance    (II.A.-II.B.)                                               647,514,990
                                                                                                     -------------
        C.   Required Pro Forma Security Balance   (90% x (I.D.+III.F.)                                595,413,355
                                                                                                     -------------
        D.   Excess of Pro Forma Balance over Required Balance   (B. - C.)                              52,101,635
                                                                                                     -------------
        E.   End of Period  Class A-1 Note Balance (before accel. payments)                             87,514,990
                                                                                                     -------------
        F.   Greater of D. or E.                                                                        87,514,990
                                                                                                     -------------
        G.   Accelerated Principal Amount  (lesser of  A. or F.)                                                     $4,845,088
                                                                                                                  -------------
VIII.   CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

        A.   Pro Forma Security Balance                                                               $647,514,990
                                                                                                     -------------
        B.   Required Pro Forma Security Balance                                                       595,413,355
                                                                                                     -------------
        C.   Excess of Pro Forma Balance over Required Balance   (A. - B.)                              52,101,635
                                                                                                     -------------
        D.   End of Period  Class A-1 Note Balance (before accel. payments)                             87,514,990
                                                                                                     -------------
        E.   Greater of C. or D.                                                                        87,514,990
                                                                                                     -------------
        F.   Excess Available Funds  (VI.C.)                                                             4,845,088
                                                                                                     -------------
        G.   Investment Earnings on Collection Account                                                      48,932
                                                                                                     -------------
        H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                                        $82,718,834
                                                                                                                   -------------
IX.     RECONCILIATION OF SPREAD ACCOUNT:

        A.   Beginning of period Spread Account balance                                                              $20,999,999
                                                                                                                   -------------
        B.   Additions to Spread Account
              (1)     Deposits from Collections Account    (VI. E.)                                              0
                                                                                                     -------------
              (2)     Investment Earnings                                                                   70,995
                                                                                                     -------------
              (3)     Deposits Related to Subsequent Receivables Purchases                                       0
                                                                                                     -------------
             Total Additions                                                                                              70,995
                                                                                                                  --------------
        C.   Spread Account balance available for  withdrawals                                                        21,070,994
                                                                                                                  --------------
        D.   Requisite Amount of Spread Account
              (1)     Initial Spread Account Deposit                                                   $15,275,260
                                                                                                     -------------
              (2)     Subsequent Spread Account Deposits                                                 5,724,739
                                                                                                     -------------
              (3)     Total Initial & Subsequent Spread Account Deposits (1)+(2)                        20,999,999
                                                                                                     -------------
              (4)     $100,000                                                                             100,000
                                                                                                     -------------
              (5)     1 1/2% of Original Pool Balance (total deliveries)                               $10,500,000
                                                                                                     -------------
              (6)     End of period Note Balance (before accel. principal
                        shortfall calc)                                                                642,669,902
                                                                                                     -------------
              (7)     Lesser of (5) or (6)                                                              10,500,000
                                                                                                     -------------
              (8)     Floor Amount Greater of (4) or (7)                                                10,500,000
                                                                                                     -------------
              (9)     Aggregate Principal Balance                                                      661,570,394
                                                                                                     -------------
             (10)     End of period Note Balance (before accel. principal
                        shortfall calc)                                                                642,669,902
                                                                                                     -------------
             (11)     Line (9) less line (10)                                                           18,900,492
                                                                                                     -------------
             (12)     OC level     (11) / (9)                                                                2.86%
                                                                                                     -------------
             (13)     13% less OC level, if OC level is greater than 10%                                       n/a
                                                                                                     -------------
             (14)     If OC level is equal to or greater than 10%,
                        Percent in (13) x End of Period
                        Aggregate Principal Balance                                                            n/a
                                                                                                     -------------
             (15)     If OC level is less than 10%, 3% of Original Pool
                        Balance (total deliveries)                                                      20,999,999
                                                                                                     -------------
             (16)     15% of end of period Aggregate Principal Balance
                        if Trigger Date                                                                        n/a
                                                                                                     -------------
             Requisite Amount of Spread Account (either (3), (8), (14),
                        (15), or (16) as applicable)                                                                  20,999,999
                                                                                                                  --------------
        E.   Withdrawals from Spread Account
              (1)     Priority First - Deficiency Claim Amount
                                                                                                     -------------
              (2)     Priority Second through Third
                                                                                                     -------------
              (3)     Priority Fourth - Accelerated Payment Amount Shortfall           82,718,834
                                                                                      -----------
                          Accelerated Payment Amount Shortfall in Excess of
                            Requisite Amount                                                                70,995
                                                                                                     -------------
              (4)     Priority Fifth through Sixth
                                                                                                     -------------
              (5)     Priority Seventh - to Servicer
                                                                                                     -------------
              Total withdrawals                                                                                           70,995
                                                                                                                  --------------
        F.   End of period Spread Account balance                                                                    $20,999,999
                                                                                                                  --------------

                                                                              3


X.     MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

        A.   Beginning of period number of Receivables                                                                    52,246
                                                                                                                  --------------
        B.   Number of Subsequent Receivables Purchased                                                                        0
                                                                                                                  --------------
        C.   Number of Receivables becoming Liquidated
                    Receivables during period                                                                                110
                                                                                                                  --------------
        D.   Number of Receivables becoming Purchased
                    Receivables during period
                                                                                                                  --------------
        E.   Number of Receivables paid off during period                                                                    330
                                                                                                                  --------------
        F.   End of period number of Receivables                                                                          51,806
                                                                                                                  ==============
XI.     STATISTICAL DATA:

        A.   Weighted Average APR of the Receivables                                                                      18.58%
                                                                                                                  --------------
        B.   Weighted Average Remaining Term of the Receivables                                                            53.18
                                                                                                                  --------------
        C.   Average Receivable Balance                                                                                  $12,770
                                                                                                                  --------------
        D.   Aggregate Realized Losses                                                                                  $995,350
                                                                                                                  --------------

By:
          ------------------------------------
Name:     Preston A. Miller
          -----------------
Title:    Executive Vice President and Treasurer
          --------------------------------------
Date:     June 1, 1999
          ------------

                 AmeriCredit Automobile Receivables Trust 1999-A
                      Class A-1 4.980 % Asset Backed Notes
                      Class A-2 5.383 % Asset Backed Notes
                      Class A-3 5.740 % Asset Backed Notes
                      Class A-4 5.880 % Asset Backed Notes
                             Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of February 12, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:           05/01/99
Monthly Period Ending:              05/31/99


I.      MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                        Class A-1       Class A-2       Class A-3        Class A-4        TOTAL
                                                        ---------       ---------       ---------        ---------        -----
        A.   Preliminary End of period Note Balance     $82,598,907    $235,000,000    $130,000,000    $195,000,000    $642,598,907
                                                       ----------------------------------------------------------------------------
        B.   Deficiency Claim Amount                              0               0               0               0               0
        C.   End of period Note Balance                 $82,598,907    $235,000,000    $130,000,000    $195,000,000    $642,598,907
                                                       ============================================================================
        D.   Note Pool Factors                           58.999219%     100.000000%     100.000000%     100.000000%      91.799844%
                                                       ============================================================================

II.     RECONCILIATION OF SPREAD ACCOUNT:

        A.   Preliminary End of period Spread Account balance                                                       $20,999,999
                                                                                                                  -------------
        B.   Priority First - Deficiency Claim Amount from preliminary certificate                                            0
                                                                                                                  -------------
        C.   End of period Spread Account balance                                                                   $20,999,999
                                                                                                                  -------------
X.      PERFORMANCE TESTS:

        A.   Delinquency Ratio
              (1)     Receivables with Scheduled Payment
                            delinquent more than 60 days
                            at end of period                                                            $8,387,591
                                                                                                    --------------
              (2)          Purchased Receivables with Scheduled Payment
                           delinquent more than 60 days at end of
                           period
                                                                                                    --------------
              (3)     Beginning of period Principal Balance                                            672,573,477
                                                                                                    --------------
              (4)     Delinquency Ratio (1)+(2) divided by (3)                                                            1.25%
                                                                                                                  -------------
              (5)     Previous Monthly Period Delinquency Ratio                                                           0.63%
                                                                                                                  -------------
              (6)     Second previous Monthly Period Delinquency Ratio                                                    0.26%
                                                                                                                  -------------
              (7)     Average Delinquency Ratio (4)+(5)+(6)
                          divided by 3                                                                                    0.71%
                                                                                                                  -------------
              (8)     Compliance (Delinquency Test Failure is a
                          Delinquency Ratio equal to or greater than 5.00%)                                            yes
                                                                                                                  -------------

                                                                           1


        B.   Cumulative Default Rate
              (1)     Defaulted Receivables in Current Period                                           $4,267,007
                                                                                                    --------------
              (2)     Cumulative Defaulted Receivables Including
                         Defaulted Receivables in Current Period                                         8,178,967
                                                                                                    --------------
              (3)     Original Pool Balance                                                            699,999,967
                                                                                                    --------------
              (4)     Cumulative Default Rate (2) divided by (3)                                                          1.17%
                                                                                                                  -------------
              (5)     Compliance (Default Test Failure is a Cumulative
                         Default Rate equal to or greater than 8.74%.)                                                 yes
                                                                                                                  -------------
        C.   Cumulative Net Loss Rate
              (1)     Receivables becoming Liquidated Receivables during period                         $1,437,989
                                                                                                    --------------
              (2)     Purchased Receivables with Scheduled
                         Payment delinquent more than 30 days at end of period
                                                                                                    --------------
              (3)     Cram Down Losses occurring during period
                                                                                                    --------------
              (4)     Liquidation Proceeds collected during period                                       (744,847)
                                                                                                    --------------
              (5)     Net Losses during period (1)+(2)+(3)-(4)                                             693,142
                                                                                                    --------------
              (6)     Net Losses since Initial Cut-off Date (Beginning of Period)                          302,208
                                                                                                    --------------
              (7)     50% of Receivables with Scheduled Payment delinquent
                         more than 90 days at end of period                                              1,707,656
                                                                                                    --------------
              (8)     Original Aggregate Principal Balance plus Pre-Funded Amount
                         as of the Closing Date                                                        700,000,000
                                                                                                    --------------
              (9)     Cumulative Net Loss Rate (5)+(6)+(7)
                         divided by (8)                                                                                0.39%
                                                                                                                  -------------
              (10)    Compliance (Net Loss Test Failure is a
                         Net Loss Rate equal to or greater than 5.00%.)                                                yes
                                                                                                                  -------------
        D.   Extension Rate

              (1)     Principal Balance of Receivables extended during current period                   $1,772,524
                                                                                                    --------------
              (2)     Beginning of Period Aggregate Principal Balance                                  672,573,477
                                                                                                    --------------
              (3)     Extension Rate (1) divided by (2)                                                                   0.26%
                                                                                                                  -------------
              (4)     Previous Monthly Extension Rate                                                                     0.07%
                                                                                                                  -------------
              (5)     Second previous Monthly Extension Rate                                                              0.04%
                                                                                                                  -------------
              (6)     Average Extension Rate (3)+(4)+(5)
                           divided by 3                                                                                   0.12%
                                                                                                                  -------------
              (7)     Compliance (Extension Test Failure is an
                           Extension Rate equal to or greater than 4%.)                                                yes
                                                                                                                  -------------

XI.     DELINQUENCY:

        A.   Receivables with Scheduled Payment delinquent
              (1)     31-60 days                                                       #     2,584         $34,593,385        5.14%
                                                                                        -------------------------------------------
              (2)     61-90 days                                                               521           6,821,737        1.01%
                                                                                        -------------------------------------------
              (3)     over 90 days                                                             124           1,565,854        0.23%
                                                                                        -------------------------------------------
              Receivables with Scheduled Payment delinquent
                  more than 30 days at end of period                                         3,229         $42,980,976        6.39%
                                                                                        ===========================================



By:
          ------------------------------------------
Name:     Preston A. Miller
Title:    Executive Vice President and Treasurer
          --------------------------------------
Date:     June 3, 1999
          ------------


                                                                          2